Exhibit 21

Subsidiaries and Affiliates of Emerson Electric Co.
September 30, 2022

LEGAL NAME	JURISDICTION OF INCORPORATION
Appleton Holding Corp.	Delaware
Appleton Group Canada, Ltd.	Ontario
Appleton Grp LLC	Delaware
Appleton Electric LLC	Delaware
Appleton Electric, S.A. de C.V.	Mexico
EGS Comercializadora Mexico, S. de R.L. de C.V.	Mexico
Nutsteel DHC B.V.	Netherlands
Nutsteel Indústria Metalúrgica Ltda	Brazil
Appleton Holding Sarl	France
ATX SAS	France
Easy Heat Europe SAS	France
EGS Mexico S. de R.L. de C.V.	Mexico
EGS Private Ltd.	Singapore
Emerson Hazardous Electrical Equipment (Shanghai) Co., Ltd.	China
GSEG LLC	Delaware
ASCO Numatics Holding, Inc.	Delaware
Bristol, Inc.	Delaware
Energy Solutions International Sub, LLC	Delaware
Energy Solutions International GP, LLC	Pennsylvania
Energy Solutions International Ltd.	United Kingdom
Energy Solutions International (India) Private Limited	India
California Emerson LLC	Delaware
Computational Systems, Incorporated	Tennessee
DMCO Holding, Inc.	Delaware
DMCO UK Holding Limited	United Kingdom
DMCO Holding Limited	United Kingdom
Spectra-Tek UK Limited	United Kingdom
Daniel Measurement Solutions Private Limited	India
Spectra-Tek International Limited	United Kingdom
Greenfield (UK) Limited	United Kingdom
Danmasa S.A. de C.V.	Mexico
Emerson Automation Solutions Actuation Technologies Holding, Inc.	Delaware
Emerson Process Management Valve Automation, Inc.	Delaware
Bettis Canada Ltd.	Canada
Bettis Holdings Limited	United Kingdom
Bettis UK Limited	United Kingdom
RPP, LLC	Massachusetts
EECO, Inc.	Delaware
Apple JV Holding Corp.	Delaware
Easy Heat, Inc.	Delaware
Emersub CV, Inc.	Delaware
Flow Control US Holding Corporation	Delaware
Emerson Final Control US Holding LLC	Texas
Emerson Automation Solutions Final Control France SARL	France
FC QSF, LLC	Delaware

The J.R. Clarkson Company LLC	Nevada
Crosby Valve, LLC	Nevada
Emerson Automation Solutions Final Control US LP	Delaware
Emerson Vulcan Holding LLC	Delaware
TV&C GP Holding, LLC	Nevada
Vulsub Holdings A, LLC	Delaware
Emerson Automation Solutions Final Control (Thailand) Ltd.	Thailand
Vulsub VZ, C.A.	Venezuela
Vulsub Holdings B, LLC	Delaware
Emerson Automation Solutions Final Control Hong Kong Limited	Hong Kong
Emerson Automation Solutions Final Control (Beijing) Co., Ltd.	China
Keystone Valve (Korea) LLC	Korea
Vulsub Holdings D, LLC	Delaware
Vulsub Property Holding, LLC	Delaware
Emerson Climate Technologies, Inc.	Delaware
Copeland Access +, Inc.	Delaware
Copeland Corporation LLC	Delaware
Copeland de Mexico, S.A. de C.V.	Mexico
Emerson Climate Technologies (India) Private Limited	India
Copeland Redevelopment Corporation	Missouri
Emerson Digital Cold Chain, Inc.	Delaware
Emerson Climate Services, LLC	Delaware
Scroll Compressors LLC	Delaware
Scroll Mexico LLC	Delaware
Emerson Electric (U.S.) Holding Corporation	Delaware
Automatic Switch Company	Delaware
ASC Investments, Inc.	Delaware
ASCO Japan Co., Ltd.	Japan
ASCO, L.P.	Delaware
Aventics LLC	Delaware
Emerson (Taiwan) Limited	Taiwan
Ascomatica S.A. de C.V.	Mexico
Ascomation Pty. Ltd.	Australia
Ascomation (N.Z.) Ltd.	New Zealand
ASCO Numatics (India) Private Limited	India
Aventics India Private Limited	India
Ascotech, S.A. de C.V.	Mexico
Ascoval Industria e Commercio Ltda	Brazil
Emerson Fluid Control & Pneumatics, S. de R.L. de C.V.	Mexico
Branson Ultrasonics Corporation	Delaware
Branson Korea Co., Ltd.	Korea
Branson Ultrasonidos S.A.E.	Spain
Branson Ultrasons SAS	France
Emerson Climate Technologies GmbH	Germany
Emerson Climate Technologies Limited	United Kingdom
Emerson Climate Technologies Refrigeration SA	Belgium
Emerson Climate Technologies S.A.	Spain
Emerson Climate Technologies Sarl	France
Emerson Climate Technologies S.R.L.	Italy
Gustav Klauke GmbH	Germany
Emerson Dietzenbach GmbH	Germany
Emerson Electric Overseas Finance Corp.	Delaware
Emerson Process Management Verwaltung GmbH	Germany
Emerson Process Management GmbH & Co. OHG	Germany
Aventics Services Germany GmbH	Germany
Aventics GmbH	Germany
Aventics AG	Switzerland
Aventics GmbH	Austria

epro GmbH	Germany
Flow Control Holding GmbH & Co. KG	Germany
Flow Control Holding Verwaltungs GmbH	Germany
Sempell GmbH	Germany
Emerson Automation Solutions Final Control Germany GmbH	Germany
Mecafrance (Deutschland) GmbH	Germany
SABO-Armaturen Service GmbH	Germany
Emerson Retail Services Europe GmbH	Germany
Emerson Technologies Verwaltungs GmbH	Germany
Emerson Technologies GmbH & Co. OHG	Germany
Emersub LXXXVI, Inc.	Delaware
Ridge Tool GmbH	Germany
Ridge Tool GmbH & Co. OHG	Germany
Rosemount Inc.	Minnesota
Dieterich Standard, Inc.	Delaware
Emerson Asia Pacific Private Limited	Singapore
Aventics Singapore Pte. Ltd.	Singapore
Emerson Automation Solutions Final Control Singapore Pte. Ltd.	Singapore
Emerson Automation Solutions Final Control Malaysia Sdn. Bhd.	Malaysia
Emerson Automation Solutions Final Control (Sichuan) Co., Ltd.	China
Emerson Automation Solutions Final Control (Shanghai) Co., Ltd.	China
PT Emerson Solutions Indonesia	Indonesia
Safety Systems UK Pte. Ltd.	Singapore
Sakhi Raimondi Valve (India) Limited	India
Emerson Process Management Chennai Private Limited	India
Emerson Process Management Manufacturing (M) Sdn Bhd	Malaysia
Emerson Process Management Valve Automation (M) Sdn Bhd	Malaysia
Spectronix Ltd.	Israel
Emerson Automation Solutions AS	Norway
Emerson Industrial Automation USA Inc.	Delaware
Fincor Holding, LLC	Delaware
Emerson Korea Limited	Korea
Aventics Ltd.	Korea
Emerson Process Management AB	Sweden
Emerson Process Management A/S (Denmark)	Denmark
Roxar Flow Measurement Sdn Bhd	Malaysia
Emerson Process Management Oy	Finland
Emerson Process Management, S.L.	Spain
Emersub LXXXIV, Inc.	Delaware
Keystone Germany Holdings Corp.	Delaware
Chemat GmbH Armaturen fur Industrie - und Nuklearanlage	Germany
Emerson Automation Solutions Final Control de México, S.A. de C.V.	Mexico
Emerson Process Management, S.A. de C.V.	Mexico
EMR Europe Holdings Inc.	Delaware
EMR Holdings (France) SAS	France
ASCO SAS	France
Asco Numatics GmbH	Germany
Emerson Automation Fluid Control & Pneumatics Iberia, S.A.	Spain
Joucomatic N.V.	Belgium
Aventics Holding S.A.S.	France
Aventics S.A.S.	France
Emerson Process Management SAS	France
Emerson Process Management, Lda	Portugal
Francel SAS	France
Generale de Robinetterie Industrielle et de Systemes de Surete S.A.S.	France
Klauke France SARL	France
Ridgid France SAS	France
Micro Motion, Inc.	Colorado

Emerson Automation Solutions Measurement Systems & Services LLC	Delaware
Metco Services Venezuela, C.A.	Venezuela
P I Components Corp.	Texas
Rosemount China Inc.	Minnesota
Rosemount Limited	Hong Kong
Rosemount Nuclear Instruments, Inc.	Delaware
Rosemount Specialty Products LLC	Delaware
Emersub 15 LLC	Delaware
Ridge Tool Company	Ohio
Greenlee Tools, Inc.	Delaware
Emerson Professional Tools, LLC	Delaware
Emerson Professional Tools Mfg LLC	Delaware
Ridge Tool (Australia) Pty. Ltd.	Australia
Ridge Tool Manufacturing Company	Delaware
Ridge Tool Pattern Company	Delaware
RIDGID, Inc.	Delaware
Ridgid Italia S.R.L.	Italy
Ridgid Online, Inc.	Ohio
Ridgid Werkzeuge AG	Switzerland
Thermodisc (Thailand) Limited	Thailand
E.G.P. Corporation	Delaware
Emerson Arabia, Inc.	Delaware
Emerson Climate Technologies Arabia Limited Co.	Saudi Arabia
Emerson Process Management Arabia Limited	Saudi Arabia
Emersub 4 LLC	Delaware
Emerson Climate Technologies Mexico, S.A. de C.V.	Mexico
Emerson Commercial & Residential Motors Mexico, S. de R.L. de C.V.	Mexico
Emerson Electric (Asia) Limited	Hong Kong
Emerson Electric (South Asia) Pte. Ltd.	Singapore
Emerson (Philippines) Corporation	Philippines
Emerson Electric II, C.A.	Venezuela
Soluciones 0925, C.A.	Venezuela
Emerson Electric International, Inc.	Delaware
Emerson Electric Ireland Limited	Bermuda
Emersub Treasury Ireland Unlimited Company	Ireland
Emerson Electric (Mauritius) Ltd	Mauritius
Emerson Electric Company (India) Private Limited	India
Westinghouse Electric Pvt. Limited	Mauritius
Emerson Process Management Power & Water Solutions India Private Limited	India
Emerson Finance LLC	Delaware
Emerson Middle East, Inc.	Delaware
Rosemount Tank Gauging Middle East W.L.L.	Bahrain
Emerson Ventures Inc.	Delaware
Emersub 3 LLC	Delaware
Emersub 14 LLC	Delaware
Vilter Manufacturing LLC	Wisconsin
Emersub 16 LLC	Delaware
Emersub CII, Inc.	Delaware
Emersub XLVI, Inc.	Nevada
Copesub, Inc.	Delaware
Alliance Compressors LLC	Delaware
Emersub Italia S.R.L.	Italy
EMR Foundation, Inc.	Missouri
EMR Holdings, Inc.	Delaware
Branson de Mexico, S.A. de C.V.	Mexico
Copeland Compresores Hermeticos, S.A. de C.V.	Mexico
Dar Ibtikar Al Iraq for General Services and General Trade LLC	Iraq
Emerson Argentina S.A.	Argentina

Chloride Koexa S.A.	Argentina
Emerson Automation Solutions GmbH	Switzerland
Emerson Automation Solutions Isolation Valves, LLC	Delaware
Emerson Climate Technologies Australia Pty. Ltd.	Australia
Emerson Dominicana, Srl	Dominican Republic
Emerson Electric (U.S.) Holding Corporation (Chile) Limitada	Chile
Emerson Electric CR, Limitada	Costa Rica
Emerson Electric de Mexico S.A. de C.V.	Mexico
Emerson Electric Korea Ltd.	Korea
Emerson Electric (M) Sdn Bhd	Malaysia
Emerson Process Management Magyarorszag Kft.	Hungary
Emerson Process Management NV	Belgium
AE Valves	Belgium
Emerson Puerto Rico, Inc.	Puerto Rico
Emerson (Thailand) Limited	Thailand
Emersub 5 LLC	Delaware
Emersub Mexico, Inc.	Nevada
Copeland Scroll Compresores de Mexico S.A. de C.V.	Mexico
Emerson Tool and Appliance Company, S. de R.L. de C.V.	Mexico
Emerson Tool Company de Mexico, S. de R.L. de C.V.	Mexico
Emersub 1 LLC	Delaware
EMR Worldwide Inc.	Delaware
Aspen Technology, Inc.	Delaware
Alias Investment LLC	Delaware
Open Systems International, Inc.	Minnesota
Adherant Consulting LLC	Minnesota
Open Systems International Australia Pty Ltd	Australia
Open Systems International Europe SL	Spain
OSI Automation Software Systems (Beijing) Co., Ltd.	China
OSI du Canada Inc.	Quebec
OSI Energy Automation India Private Limited	India
Paradigm B.V.	Netherlands
AGI Mexicana S.A. de C.V.	Mexico
Paradigm France S.A.	France
Paradigm Geophysical B.V.	Netherlands
Paradigm Geophysical de Venezuela, C.A.	Venezuela
Paradigm Geophysical do Brasil Ltda	Brazil
Paradigm Geophysical Italy SRL	Italy
Paradigm Geophysical (Nigeria) Limited	Nigeria
Paradigm Geophysical S.A.	Argentina
Paradigm Geophysical Sdn. Bhd.	Malaysia
Paradigm Geophysical (KL) Sdn. Bhd.	Malaysia
Paradigm Geophysical Spain S.L.	Spain
Paradigm Geotechnology (Egypt) S.A.E.	Egypt
Paradigm Kazakhstan LLP	Kazakhstan
Paradigm Middle East FZ-LLC	United Arab Emirates
Roxar Paradigm, E&P Software Services LLC	Russia
Paradigm Geophysical (India) Private Limited	India
Paradigm Geophysical Limited	Israel
Paradigm Geoservices Canada Ltd.	Canada
Paradigm Technology (Beijing) Co., Ltd.	China
Paradigm (UK) Holding Limited	United Kingdom
Paradigm Geophysical Pty Ltd	Australia
PT. Paradigm Geophysical Indonesia	Indonesia
Paradigm Geophysical (U.K.) Limited	United Kingdom
Roxar Software Solutions AS	Norway
Roxar Services AS	Norway
Roxar Services OOO	Russia

Roxar Technologies AS	Norway
Paradigm Geophysical Corp.	Delaware
Aspen Paradigm Holding LLC	Delaware
AspenTech Corporation	Delaware
AspenTech Africa (Pty.) Ltd.	South Africa
AspenTech Argentina S.R.L.	Argentina
AspenTech Canada Holdings, LLC	Delaware
AspenTech Canada Corporation	Canada
AspenTech Solutions Sdn. Bhd.	Malaysia
Aspen Technology S.L.	Spain
AspenTech de Mexico, S. de R.L. de C.V.	Mexico
AspenTech Europe B.V.	Netherlands
Apex Optimisation Technologies B.V.	Netherlands
AspenTech Norway AS	Norway
Camo Smart Software, Inc.	New Jersey
Camo Software Japan Co., Ltd.	Japan
AspenTech SRL	Romania
inmation Software GmbH	Germany
inmation BNX B.V.	Netherlands
inmation Lux S.a.r.l.	Luxembourg
inmation UK Ltd.	United Kingdom
AspenTech Europe S.A./N.V.	Belgium
AspenTech Holding Corporation	Delaware
Mtelligence Corporation	Delaware
Optiplant Inc.	Delaware
The Fidelis Group, LLC	Texas
AspenTech Ltd.	United Kingdom
Apex Optimisation SRO	Czech Republic
Argent & Waugh Limited	United Kingdom
Sabisu Ltd.	United Kingdom
AspenTech Pte. Ltd.	Singapore
AspenTech Software Brasil Ltda.	Brazil
AspenTech Software Corporation	Delaware
Aspen Technology LLC	Russia
AspenTech S.r.l.	Italy
AspenTech Venezuela, C.A.	Venezuela
Aspen Technology (Asia) Inc.	Delaware
AspenTech (Beijing) Ltd.	China
AspenTech (Shanghai) Ltd.	China
Aspen Tech (Thailand) Ltd.	Thailand
AspenTech India Pvt. Ltd.	India
AspenTech Japan Co., Ltd.	Japan
Aspen Technology Australia Pty. Ltd.	Australia
AspenTech Australia Holidng Pty. Ltd.	Australia
Aspen Technology International, Inc.	Delaware
Aspen Technology S.A.S.	Colombia
Aspen Technology Services Corporation	Delaware
Mnubo Solutions Inc.	Canada
Emerson DHC B.V.	Netherlands
Emerson Commercial & Residential Asia Limited	Hong Kong
Emerson Electric do Brasil Ltda	Brazil
Emerson Electric (Thailand) Limited	Thailand
Emerson Process Management Ltda	Brazil
American Governor do Brasil Participacoes Ltda.	Brazil
Emerson Scroll Machining (Thailand) Limited	Thailand
Emersub 7 LLC	Delaware
Emersub 8 LLC	Delaware
Emersub 9 LLC	Delaware

Emersub 10 LLC	Delaware
Emersub 11 LLC	Delaware
Emersub 12 LLC	Delaware
Emerson Electric Canada Limited	Canada
EMR Worldwide B.V. in liquidatie	Netherlands
Rutherfurd Acquisitions Limited	United Kingdom
Branson Ultrasonics a.s.	Slovakia
Dixell S.R.L.	Italy
Emerson Automation Solutions Final Control South Africa (Pty) Ltd	South Africa
Emerson Climate Technologies (South Africa) (Pty) Ltd	South Africa
Emerson Comres de Mexico, S. de R.L. de C.V.	Mexico
Emerson International Holding Company Limited	United Kingdom
Branson Ultrasonic Sarl	Switzerland
Digital Appliance Controls (UK) Limited	United Kingdom
Emerson Holding Company Limited	United Kingdom
Copeland Limited	United Kingdom
Emerson Automation Fluid Control & Pneumatics UK Limited	United Kingdom
Emerson Electric U.K. Limited	United Kingdom
Artesyn Hungary Elektronikai Kft.	Hungary
Bray Lectroheat Limited	United Kingdom
Buehler Europe Limited	United Kingdom
Bannerscientific Limited	United Kingdom
Buehler UK Limited	United Kingdom
Metallurgical Services Laboratories Limited	United Kingdom
Metaserv Limited	United Kingdom
Emerson Automation Solutions Egypt LLC	Egypt
Emerson Egypt LLC	Egypt
Emerson FZE	UAE
Emerson Automation Solutions Mozambique Limitada	Mozambique
Emerson Climate Technologies FZE	UAE
Emerson Gabon SARL	Gabon
Emerson Process Management Angola Lda	Angola
EMRSN Process Management Morocco Sarl	Morocco
Emerson Saudi Arabia LLC	Saudi Arabia
Emerson Energy Systems (UK) Limited	United Kingdom
Emerson Process Management Limited	United Kingdom
Emerson Automation Solutions Actuation Technologies Limited	United Kingdom
Emerson Automation Solutions Ireland Limited	Ireland
Emerson Process Management Distribution Limited	United Kingdom
Emerson Process Management Shared Services Limited	United Kingdom
METCO Services Limited	United Kingdom
Permasense Limited	United Kingdom
Roxar Limited	United Kingdom
Emerson UK Trustees Limited	United Kingdom
Rosemount Topco Limited	United Kingdom
Rosemount Measurement Limited	United Kingdom
Cascade Technologies Holdings Limited	Scotland
Cascade Technologies Limited	Scotland
Emerson Automation Solutions SSC UK Limited	United Kingdom
Emerson Automation Solutions Final Control UK Ltd	United Kingdom
Emerson Sales UK Limited	United Kingdom
Emerson Automation Solutions UK Limited	United Kingdom
Emerson Electric Holdings (Switzerland) GmbH	Switzerland
ALCO CONTROLS, spol. s r.o.	Czech Republic
Asco Controls B.V.	Netherlands
Asco Joucomatic ZA B.V.	Netherlands
Aventics B.V.	Netherlands
Emerson Automation FCP Kft	Hungary

Emerson Automation Fluid Control & Pneumatics Czech Republic s.r.o.	Czech Republic
Emerson Automation Fluid Control & Pneumatics Poland Sp. z o.o.	Poland
Emerson Process Management AG	Switzerland
Emerson LLC	Azerbaijan
Emerson LLP	Kazakhstan
Emerson Process Management del Peru, S.A.C.	Peru
Emerson Process Management Kft.	Hungary
Emerson Process Management Romania S.R.L.	Romania
Emerson Automation Solutions Bulgaria EOOD	Bulgaria
Emerson Process Management Sp. z o.o.	Poland
Emerson Process Management UAB	Lithuania
Emerson Process Management Ticaret Limited Sirket	Turkey
Emerson Process Management, s.r.o.	Czech Republic
Emerson Process Management, s.r.o.	Slovakia
Emerson TOV	Ukraine
Emerson Process Management Co., Ltd.	China
Emerson Process Management Power & Water Solutions (Shanghai) Co., Ltd.	China
EMR Emerson Holdings (Switzerland) GmbH	Switzerland
Emerson Climate Technologies - Transportation Solutions ApS	Denmark
Emerson Process Management Qatar W.L.L.	Qatar
EMR (Asia) Limited	Hong Kong
Emerson Electric (China) Holdings Co., Ltd.	China
ASCO Valve (Shanghai) Co., Ltd.	China
Aventics Pneumatics Trading (Shanghai) Co., Ltd.	China
Beijing Rosemount Far East Instrument Co., Ltd.	China
Branson Ultrasonics (Shanghai) Co., Ltd.	China
Emerson Beijing Instrument Company, Ltd.	China
Emerson Climate Technologies (Suzhou) Co., Ltd.	China
Emerson Climate Technologies (Suzhou) Trading Co., Ltd.	China
Emerson InSinkErator Appliance (Nanjing) Co., Ltd.	China
Emerson Machinery Equipment (Shenzhen) Co., Ltd.	China
Emerson Process Management Flow Technologies Co., Ltd.	China
Emerson Process Management (Tianjin) Valves Co., Ltd.	China
Emerson Professional Tools (Shanghai) Co., Ltd.	China
Emerson Trading (Shanghai) Co., Ltd.	China
Emerson Xi'an Engineering Center	China
Fisher Jeon Gas Equipment (Chengdu) Co., Ltd.	China
Fisher Regulators (Shanghai) Co., Ltd.	China
Parex Industries Limited	New Zealand
Rosemount Tank Radar AB	Sweden
Emerson Process Management Marine Solutions Singapore Pte. Ltd.	Singapore
Rosemount Tank Radar Properties AB	Sweden
Virgo Valves & Controls (ME) FZE	UAE
Emerson Electric Nederland B.V.	Netherlands
Aegir Norge Holding AS	Norway
Roxar AS	Norway
Roxar Flow Measurement AS	Norway
Emerson Process Management Nigeria Limited	Nigeria
Roxar Maximum Reservoir Performance W.L.L.	Bahrain
Roxar de Venezuela C.A.	Venezuela
Roxar Saudi Co.	Saudi Arabia
A.P.M. Automation Solutions Ltd.	Israel
Damcos Holding A/S	Denmark
Damcos A/S	Denmark
Emerson Process Management Marine Solutions Korea Co., Ltd.	Korea
Emerson Process Management Marine Systems (Shanghai) Co., Ltd.	China
Emerson Automation Solutions Final Control Netherlands B.V.	Netherlands
Emerson Electric Company Lanka (Private) Limited	Sri Lanka

Emerson LLC	Russia
Emerson Network Power DHC B.V.	Netherlands
Beckman Industrial B.V.	Netherlands
Branson Ultrasonics B.V. in liquidation	Netherlands
El-O-Matic B.V.	Netherlands
Emerson Process Management (South Africa) (Proprietary) Ltd.	South Africa
EMRSN HLDG B.V.	Netherlands
Emerson Process Management Flow B.V.	Netherlands
Emerson Process Management B.V.	Netherlands
System Plast International B.V.	Netherlands
Emerson S.R.L.	Romania
EMERSON CLIMATE TECHNOLOGIES, s.r.o.	Czech Republic
Emerson Process Management (Vietnam) Co., Ltd.	Vietnam
Emerson Nigeria FZE	Nigeria
Emerson Process Management Europe GmbH	Switzerland
Emerson Sice S.r.l.	Italy
Branson Ultrasuoni S.R.L.	Italy
Emerson Automation Fluid Control & Pneumatics Italy S.R.L.	Italy
Emerson Climate Technologies Retail Solutions Europe S.R.L.	Italy
Emerson Process Management S.R.L.	Italy
Progea S.r.l.	Italy
Progea Deutschland GmbH	Germany
Progea International, S.A.	Switzerland
Vulsub Italia S.r.l.	Italy
Biffi Italia S.r.l.	Italy
Emerson Automation Solutions Final Control Italia S.r.l.	Italy
Emerson USD Finance Company Limited	United Kingdom
HTE Engineering Services Limited	Ireland
Klauke Handelsgesellschaft mbH	Austria
Klauke Slovakia s.r.o.	Slovakia
Klauke UK Ltd	United Kingdom
Mita-Teknik A/S	Denmark
Mita-Teknik (Ningbo) Co., Ltd.	China
Mita-Teknik Technology Private Limited	India
Mita-Teknik, Udlejning ApS	Denmark
Mita-Teknik Ltd.	Ukraine
Verdant Environmental Technologies Inc.	Canada
Emerson Mexico Finance, S.A. de C.V., SOFOM, ENR	Mexico
Emerson Process Management de Colombia SAS	Colombia
Emerson Process Management d.o.o.	Croatia
Emerson Process Management (India) Private Limited	India
Emerson Process Management S.A.	Greece
Emerson Valves & Controls Japan Co., Ltd.	Japan
Taiwan Valve Co., Ltd.	Taiwan
Vulsub Brasil Holding	Luxembourg
Vulsub Brasil Ltda.	Brazil
Westlock Equipamentos de Controle Ltda.	Brazil
Hiter Industria e Comercio de Controles Termo-Hidraulicos Ltda.	Brazil
Vulsub Holding Ltd	Isle of Man
Vulsub Holdings II Limited	United Kingdom
Vulsub Middle East Holdings, LLC	Delaware
Emerson Automation Solutions Final Control Middle East FZE	United Arab Emirates
Vulsub Gulf Holding Limited	United Arab Emirates
Emirates Techno Casting FZE	United Arab Emirates
JCF Fluid Flow India Private Limited	India
Vulsub S.A.	Argentina
F-R Tecnologias de Flujo, S.A. de C.V.	Mexico
PT. Emerson Indonesia	Indonesia

Rey-Lam, S. de R.L. de C. V.	Mexico
Termotec de Chihuahua, S.A. de C.V.	Mexico
Tranmet Holdings Limited	United Kingdom
Tranmet Holdings B.V.	Netherlands
Industrial Group Metran JSC	Russia
JSC Metran-Export	Russia
ENPESNA, Inc.	Delaware
EPMCO Holdings, Inc.	Delaware
Emerson Process Management Regulator Technologies, Inc.	Delaware
Fromex, S.A. de C.V.	Mexico
Emersub CXII, Inc.	Delaware
Fisher Controls International LLC	Delaware
Emerson Process Management Australia Pty Ltd	Australia
Emerson Automation Solutions Final Control Australia Pty Limited	Australia
Emerson Automation Solutions Final Control Sales Australia Pty Limited	Australia
Emerson Process Management New Zealand Limited	New Zealand
Fisher Controles de Mexico, S.A. de C.V.	Mexico
Instrument & Valve Services Company	Delaware
Nippon Fisher Co., Ltd.	Japan
Fisher-Rosemount Systems, Inc.	Delaware
Emerson Process Management Holding LLC	Delaware
Emerson Process Management LLLP	Delaware
Emerson Process Management Power & Water Solutions, Inc.	Delaware
American Governor Company LLC	Delaware
EPM Tulsa Holdings Corp.	Delaware
Emerson Process Management Regulator Technologies Tulsa, LLC	Oklahoma
Fiberconn Assemblies Morocco Sarl	Morocco
Fusite Corporation	Ohio
Emerson Japan, Ltd.	Japan
Fusite Land Company	Delaware
General Equipment and Manufacturing Company, Inc.	Kentucky
Hiross India Private Limited	India
Humboldt Hermetic Motor Corp.	Delaware
Woodstock Land Company LLC	Missouri
Intelligent Platforms, LLC	Delaware
Emerson Automation Solutions Intelligent Platforms Asia Pacific Pte. Ltd.	Singapore
Emerson Automation Solutions Intelligent Platforms Private Limited	India
Emerson Automation Solutions Intelligent Platforms (Shanghai) Co., Ltd.	China
ICC Intelligent Platforms GmbH	Germany
Industrial Controls Canada ULC	Nova Scotia
Intrinsic Safety Equipment of Texas, Inc.	Texas
Motores Hermeticos del Sur, S.A. de C.V.	Mexico
ProTeam, Inc.	Idaho
Ridge Tool Europe NV	Belgium
Emerson Professional Tools AG	Switzerland
Ridgid Scandinavia A/S	Denmark
Rosemount Tank Gauging North America Inc.	Texas
System Plast USA de Mexico, S. de R.L. de C.V.	Mexico
Termocontroles de Juarez, S.A. de C.V.	Mexico
Tescom Corporation	Minnesota
Tescom Europe Management GmbH	Germany
Tescom Europe GmbH & Co. KG	Germany